UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21187

PIMCO Municipal Income Fund III

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Semiannual Report

March 31, 2015

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

PIMCO New York Municipal Income Fund III

Letter from the Chairman of the Board & President

Dear Shareholder:

Despite periods of volatility, municipal bonds produced solid results during the fiscal six months ended March 31, 2015. Even though the U.S. economy continued to expand and the unemployment rate declined, Treasury yields moved lower during the reporting period. Investor demand for municipal securities was positive overall amid generally strengthening fundamentals and improving state balance sheets. Against this backdrop, the overall municipal bond market, as measured by the Barclays Municipal Bond Index, gained 2.40% during the reporting period. The index posted positive returns during five of the six months of the period.

For the six-month reporting period ended March 31, 2015

In contrast to other developed countries that experienced weak growth or fell into recession, the U.S. economy was resilient during the reporting period. Looking back, U.S. gross domestic product (GDP), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 5.0% annual pace during the third quarter of 2014 — its strongest growth rate since the third quarter of 2003. GDP then expanded at an annual pace of 2.2% during the fourth quarter of 2014. Decelerating growth was partially attributed to an upturn in imports and moderating federal government spending. According to the Commerce Department’s initial estimate released on April 29, 2015, GDP expanded at an annual pace of 0.2% for the first quarter of 2015. Moderating growth was due to several factors, including slower consumer spending, as it grew a modest 1.9% during the first quarter of 2015, versus 4.4% for the fourth quarter of 2014.

Federal Reserve (Fed) monetary policy remained accommodative during the reporting period. However, the central bank appeared to be moving closer to raising interest rates for the first time since 2006. As expected, following its meeting in October 2014, the Fed announced that it had concluded its asset purchase program. Then, at its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. In terms of when it would begin tightening monetary policy, the Fed said that it “… anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”

Outlook

PIMCO’s baseline view is that the U.S. is on track for solid growth in the range of 2.5% to 3% in 2015. This outlook reflects the firm’s expectation for robust consumption growth, supported by a strengthening labor market and a boost to real income from low commodity prices. However, against this positive outlook for

2	PIMCO CLOSED-END FUNDS

consumption, PIMCO is weighing the potential negatives of sluggish export growth held back by the stronger U.S. dollar, as well as the likelihood that capital expenditure spending will be held back by a slowdown in investment in the energy sector. While PIMCO believes that headline inflation may briefly turn negative due to the year-over-year decline in oil prices, it expects core inflation to bottom out near current levels and to rebound later in 2015. In terms of the Fed, PIMCO believes that the central bank will likely commence a rate hike cycle later this year. That said, in PIMCO’s view, this hiking cycle will differ from previous Fed rate hike cycles both in terms of pace — slower — and in terms of the destination — lower.

In the following pages of this PIMCO Closed-End Funds Semiannual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the six-month reporting period ended March 31, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at pimco.com/investments to learn more about our views and global thought leadership.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President/Principal Executive Officer

SEMIANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of

4	PIMCO CLOSED-END FUNDS

greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and require that such programs be restructured. The results of these rules are not certain, and there can be no assurance that appropriate restructuring of existing trusts, will be possible. Because of the role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules may adversely impact the municipal bond market. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high-yield investments increase the chance that a Fund will lose money on its investment.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain

SEMIANNUAL REPORT	MARCH 31, 2015	5

Important Information About the Funds (Cont.)

California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, tender option bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase

6	PIMCO CLOSED-END FUNDS

agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Return (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for a Fund’s shares, or changes in a Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Name of Fund	Commencement of Operations
PIMCO Municipal Income Fund III	10/31/02
PIMCO California Municipal Income Fund III	10/31/02
PIMCO New York Municipal Income Fund III	10/31/02

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com/investments. Updated portfolio holdings information about a Fund will be available at www.pimco.com/closedendfunds approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	MARCH 31, 2015	7

PIMCO Municipal Income Fund III	Symbol on NYSE - PMX

Allocation Breakdown†

California	17.3%
New York	13.1%
Texas	11.1%
Alabama	10.5%
Ohio	6.9%
Arizona	5.8%
South Carolina	5.0%
Other	30.3%

†	% of Investments, at value as of 03/31/15

Fund Information (as of March 31, 2015)(1)

Market Price	$11.56
NAV	$11.12
Premium/Discount	3.96%
Market Price Distribution Yield (2)	6.47%
NAV Distribution Yield (2)	6.72%
Leverage Ratio (3)	37.50%

Average Annual Total Return for the period ended March 31, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (10/31/2002)
Market Price	11.63%	11.86%	9.18%	5.28%	5.19%
NAV	6.73%	17.93%	11.56%	4.97%	5.51%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents leverage outstanding, as a percentage of total managed assets. Leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

8	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO Municipal Income Fund III’s primary investment objective is to seek current income exempt from federal income tax.

»

The municipal bond market generated a positive return during the six-month reporting period ended March 31, 2015. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), posted positive returns during five of the six months of the reporting period. Supporting the municipal market during those months were generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand was largely solid. The municipal market’s only setback occurred in February 2015, as interest rates moved higher and negatively impacted bond prices. However, this proved to be a temporary setback as the Index again rallied in March. The Index gained 2.40% during the six months ended March 31, 2015. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 3.43%.

»	The Fund’s overweight effective duration position relative to the Index contributed to performance as municipal yields moved lower across the curve.

»	The Fund’s overweight exposure in the Revenue-Backed sector was beneficial to results as the sector outperformed the Index.

»	The Fund’s overweight exposures in the Tobacco and Industrial Revenue sectors contributed to performance as the sectors outperformed the Index.

»	The Fund’s underweight exposure to the Transportation sector detracted from results as it outperformed the Index.

»	The Fund’s select exposure to the Lease-Backed sector detracted from results versus the Index.

SEMIANNUAL REPORT	MARCH 31, 2015	9

PIMCO California Municipal Income Fund III	Symbol on NYSE - PZC

Allocation Breakdown†

California	93.9%
Short-Term Instruments	3.8%
Indiana	1.3%
New York	0.8%
New Jersey	0.2%

†	% of Investments, at value as of 03/31/15

Fund Information (as of March 31, 2015)(1)

Market Price	$10.89
NAV	$10.26
Premium/(Discount) to NAV	6.14%
Market Price Distribution Yield (2)	6.61%
NAV Distribution Yield (2)	7.02%
Leverage Ratio (3)	40.55%

Average Annual Total Return for the period ended March 31, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	8.40%	17.21%	11.39%	4.55%	4.47%
NAV	6.07%	15.70%	10.87%	3.73%	4.46%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents leverage outstanding, as a percentage of total managed assets. Leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO California Municipal Income Fund III’s primary investment objective is to seek current income exempt from federal and California income tax.

»

The municipal bond market generated a positive return during the six-month reporting period ended March 31, 2015. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), posted positive returns during five of the six months of the reporting period. Supporting the municipal market during those months were generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand was largely solid. The municipal market’s only setback occurred in February 2015, as interest rates moved higher and negatively impacted bond prices. However, this proved to be a temporary setback as the Index again rallied in March. The Index gained 2.40% during the six months ended March 31, 2015. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 3.43%.

»	The Fund’s overweight effective duration position relative to the Index contributed to performance as municipal yields moved lower across the curve.

»	The Fund’s overweight exposure in the Revenue-Backed sector was beneficial to results as the sector outperformed the Index.

»	The Fund’s overweight exposures in the Tobacco and Health Care sectors contributed to performance as the sectors outperformed the Index.

»	The Fund’s underweight exposures to the Transportation and Water and Sewer sectors detracted from results as they outperformed the Index.

SEMIANNUAL REPORT	MARCH 31, 2015	11

PIMCO New York Municipal Income Fund III	Symbol on NYSE - PYN

Allocation Breakdown†

New York	94.3%
Short-Term Instruments	3.2%
Ohio	1.9%
U.S. Virgin Islands	0.6%

†	% of Investments, at value as of 03/31/15

Fund Information (as of March 31, 2015)(1)

Market Price	$10.03
NAV	$9.64
Premium/(Discount) to NAV	4.05%
Market Price Distribution Yield (2)	6.28%
NAV Distribution Yield (2)	6.54%
Leverage Ratio (3)	40.34%

Average Annual Total Return for the period ended March 31, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	9.20%	15.88%	8.72%	3.05%	3.26%
NAV	5.65%	16.92%	8.95%	2.03%	3.32%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents leverage outstanding, as a percentage of total managed assets. Leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO New York Municipal Income Fund III’s primary investment objective is to seek current income exempt from federal, New York State and New York City income tax.

»

The municipal bond market generated a positive return during the six-month reporting period ended March 31, 2015. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), posted positive returns during five of the six months of the reporting period. Supporting the municipal market during those months were generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand was largely solid. The municipal market’s only setback occurred in February 2015, as interest rates moved higher and negatively impacted bond prices. However, this proved to be a temporary setback as the Index again rallied in March. The Index gained 2.40% during the six months ended March 31, 2015. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 3.43%.

»	The Fund’s overweight effective duration position relative to the Index contributed to performance as municipal yields moved lower across the curve.

»	The Fund’s overweight exposure in the Revenue-Backed sector was beneficial for results as the sector outperformed the Index.

»	The Fund’s overweight exposures in the Tobacco and Industrial Revenue sectors contributed to performance as the sectors outperformed the Index.

»	The Fund’s select exposure to the Special Tax sector detracted from results versus the Index.

»	The Fund’s underweight exposures to the Water and Sewer and Transportation sectors detracted from results as they outperformed the Index.

SEMIANNUAL REPORT	MARCH 31, 2015	13

Financial Highlights

Selected Per Common Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Distributions on Preferred Shares from Net Investment Income	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income
PIMCO Municipal Income Fund III
03/31/2015+	$10.78	$0.38	$0.33	$0.71	$(0.00)^	$0.71	$(0.37)
09/30/2014	9.58	0.75	1.25	2.00	(0.01)	1.99	(0.79)
09/30/2013	11.02	0.75	(1.34)	(0.59)	(0.01)	(0.60)	(0.84)
09/30/2012	9.69	0.83	1.35	2.18	(0.01)	2.17	(0.84)
09/30/2011	10.29	0.87	(0.61)	0.26	(0.02)	0.24	(0.84)
09/30/2010	10.16	0.86	0.13	0.99	(0.02)	0.97	(0.84)

PIMCO California Municipal Income Fund III
03/31/2015+	$10.02	$0.34	$0.26	$0.60	$(0.00)^	$0.60	$(0.36)
09/30/2014	9.09	0.69	0.97	1.66	(0.01)	1.65	(0.72)
09/30/2013	10.23	0.79	(1.20)	(0.41)	(0.01)	(0.42)	(0.72)
09/30/2012	9.08	0.81	1.07	1.88	(0.01)	1.87	(0.72)
09/30/2011	9.65	0.77	(0.60)	0.17	(0.02)	0.15	(0.72)
09/30/2010	9.55	0.76	0.08	0.84	(0.02)	0.82	(0.72)

PIMCO New York Municipal Income Fund III
03/31/2015+	$9.43	$0.29	$0.24	$0.53	$(0.00)^	$0.53	$(0.32)
09/30/2014	8.51	0.56	1.00	1.56	(0.01)	1.55	(0.63)
09/30/2013	9.65	0.62	(1.12)	(0.50)	(0.01)	(0.51)	(0.63)
09/30/2012	8.82	0.77	0.70	1.47	(0.01)	1.46	(0.63)
09/30/2011	9.38	0.69	(0.60)	0.09	(0.02)	0.07	(0.63)
09/30/2010	9.10	0.66	0.27	0.93	(0.02)	0.91	(0.63)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(d)	Interest expense primarily relates to participation in borrowing and financing transactions, see Note 5 in the Notes to Financial Statements for more information.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (b)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (c)(d)		Ratio of Expenses to Average Net Assets Excluding Waivers (c)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (c)		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers (c)		Ratio of Net Investment Income to Average Net Assets		Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$11.12	$11.56	11.63%	$362,559	1.24	%*	1.24	%*	1.17	%*	1.17	%*	7.01	%*	$72,957	1%
10.78	10.71	10.69	351,139	1.29		1.29		1.23		1.23		7.47		71,447	15
9.58	10.45	(15.39)	311,231	1.27		1.27		1.20		1.20		7.04		66,168	20
11.02	13.31	33.20	357,139	1.27		1.33		1.17		1.23		8.00		72,239	25
9.69	10.75	2.01	313,021	1.44		1.46		1.28		1.30		9.39		66,404	14
10.29	11.45	9.90	330,840	1.40		1.41		1.26		1.27		8.78		68,760	7

$10.26	$10.89	8.40%	$226,848	1.40	%*	1.40	%*	1.21	%*	1.21	%*	6.60	%*	$70,369	9%
10.02	10.40	19.73	221,415	1.37		1.37		1.26		1.26		7.29		69,282	11
9.09	9.36	(13.98)	200,245	1.35		1.35		1.25		1.25		7.93		65,409	25
10.23	11.68	31.62	224,596	1.34		1.40		1.20		1.26		8.40		69,918	10
9.08	9.53	(0.47)	198,748	1.48		1.50		1.32		1.34		9.01		64,749	11
9.65	10.39	11.94	210,317	1.45		1.46		1.31		1.32		8.39		67,061	3

$9.64	$10.03	9.20%	$54,642	1.57	%*	1.57	%*	1.50	%*	1.50	%*	5.98	%*	$67,689	7%
9.43	9.49	9.47	53,369	1.66		1.66		1.60		1.60		6.31		66,695	24
8.51	9.30	(6.83)	48,007	1.65		1.65		1.56		1.56		6.72		62,505	17
9.65	10.66	26.56	54,327	1.64		1.70		1.50		1.56		8.42		67,441	16
8.82	9.00	(1.27)	49,490	1.73		1.75		1.58		1.60		8.07		63,663	9
9.38	9.81	8.98	52,400	1.66		1.67		1.56		1.57		7.39		65,936	12

SEMIANNUAL REPORT	MARCH 31, 2015	15

Statements of Assets and Liabilities

(Unaudited)

March 31, 2015

(Amounts in thousands†, except per share amounts)	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund III
Assets:
Investments, at value
Investments in securities*	$573,448	$393,446	$91,486
Cash	365	594	547
Receivable for investments sold	60	35	0
Interest receivable	8,802	5,237	1,168
Other assets	5	3	1
	582,680	399,315	93,202

Liabilities:
Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$28,512	$29,711	$4,945
Payable for investments purchased	0	15,939	1,151
Distributions payable to common shareholders	2,032	1,327	298
Distributions payable to preferred shareholders	2	2	0
Accrued management fees	319	206	61
Other liabilities	256	282	105
	31,121	47,467	6,560

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,560, 5,000 and 1,280 shares issued and outstanding, respectively)	189,000	125,000	32,000

Net Assets Applicable to Common Shareholders	$362,559	$226,848	$54,642

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0	$0	$0
Paid in capital in excess of par	435,778	290,795	75,797
Undistributed (overdistributed) net investment income	(687)	5,742	1,203
Accumulated net realized (loss)	(142,663)	(110,951)	(31,033)
Net unrealized appreciation	70,131	41,262	8,675
	$362,559	$226,848	$54,642

Common Shares Issued and Outstanding	32,616	22,112	5,667

Net Asset Value Per Common Share	$11.12	$10.26	$9.64

Cost of Investments in securities	$503,418	$352,227	$82,808

* Includes repurchase agreements of:	$0	$8,300	$2,400

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended March 31, 2015 (Unaudited)
(Amounts in thousands)	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund III

Investment Income:
Interest	$14,776	$9,009	$2,042
Total Income	14,776	9,009	2,042

Expenses:
Management fees	1,926	1,251	370
Auction agent fees and commissions	149	100	29
Trustee fees and related expenses	19	12	3
Interest expense	132	217	20
Auction rate preferred shares related expenses	2	2	2
Total Expenses	2,228	1,582	424

Net Investment Income	12,548	7,427	1,618

Net Realized Gain:
Investments in securities	108	678	80
Net Realized Gain	108	678	80

Net Change in Unrealized Appreciation:
Investments in securities	10,625	5,108	1,280
Net Change in Unrealized Appreciation	10,625	5,108	1,280
Net Gain	10,733	5,786	1,360

Net Increase in Net Assets Resulting from Operations	23,281	13,213	2,978

Distributions on Preferred Shares from Net Investment Income	(104)	(70)	(17)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$23,177	$13,143	$2,961

SEMIANNUAL REPORT	MARCH 31, 2015	17

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund III
(Amounts in thousands)	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
Increase in Net Assets from:

Operations:
Net investment income	$12,548	$24,526
Net realized gain (loss)	108	(2,929)
Net change in unrealized appreciation	10,625	43,465
Net increase in net assets resulting from operations	23,281	65,062
Distributions on Preferred Shares from Net Investment Income	(104)	(212)
Net increase in net assets applicable to common shareholders resulting from operations	23,177	64,850

Distributions to Common Shareholders From Net Investment Income	(12,186)	(25,829)

Common Share Transactions**:
Issued as reinvestment of distributions	429	887

Total Increase in Net Assets	11,420	39,908

Net Assets Applicable to Common Shareholders:
Beginning of period	351,139	311,231
End of period*	$362,559	$351,139

* Including undistributed (overdistributed) net investment income of:	$(687)	$(945)

** Common Share Transactions:
Share issued as reinvestment of distributions	39	87

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund III		PIMCO New York Municipal Income Fund III
Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

$7,427	$15,281	$1,618	$3,160
678	(1,900)	80	192
5,108	23,299	1,280	5,481
13,213	36,680	2,978	8,833
(70)	(144)	(17)	(37)

13,143	36,536	2,961	8,796

(7,957)	(15,888)	(1,784)	(3,560)

247	522	96	126

5,433	21,170	1,273	5,362

221,415	200,245	53,369	48,007
$226,848	$221,415	$54,642	$53,369

$5,742	$6,342	$1,203	$1,386

23	55	10	14

SEMIANNUAL REPORT	MARCH 31, 2015	19

Schedule of Investments PIMCO Municipal Income Fund III

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.2%

MUNICIPAL BONDS & NOTES 157.1%

ALABAMA 16.6%
Alabama Docks Department State Revenue Bonds, Series 2010
6.000% due 10/01/2040	$1,000	$1,165
Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	500	583
Birmingham-Baptist Medical Centers Special Care Facilities Financing Authority, Alabama Revenue Bonds, Series 2005
5.000% due 11/15/2030	9,000	9,195
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (a)	53,000	34,184
6.500% due 10/01/2053	13,000	15,141

		60,268

ARIZONA 9.2%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	2,250	2,230
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.000% due 01/01/2035	1,250	1,349
5.500% due 01/01/2038	900	989
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2010
5.250% due 10/01/2040	750	840
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
5.000% due 09/01/2039 (b)	13,000	14,117
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	11,600	13,682

		33,207

CALIFORNIA 27.4%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	500	561
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2029	1,500	1,747
5.000% due 10/01/2042	3,260	3,714
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	12,000	13,732

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	$600	$638
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	2,500	2,915
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	1,500	1,799
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	2,015	2,292
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,385	1,780
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	5,000	5,398
5.000% due 12/01/2037	5,300	5,818
California State General Obligation Bonds, Series 2008
5.250% due 03/01/2038	1,350	1,497
California State General Obligation Bonds, Series 2009
5.750% due 04/01/2031	2,500	2,925
6.000% due 04/01/2038	5,000	5,946
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	1,300	1,525
5.500% due 03/01/2040	3,200	3,751
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,580	3,119
6.750% due 02/01/2038	9,200	11,126
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	1,260	1,334
California Statewide Communities Development Authority Revenue Bonds, Series 2010
6.250% due 10/01/2039	1,000	1,128
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	3,000	3,331
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
4.500% due 06/01/2027	2,445	2,376
5.125% due 06/01/2047	3,600	2,782
5.750% due 06/01/2047	1,120	948
Indian Wells Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	3,350	3,412

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Community College District, California General Obligation Bonds, Series 2009
11.906% due 08/01/2033 (c)	$1,675	$2,339
Los Angeles Unified School District, California General Obligation Bonds, (AMBAC Insured), Series 2005
5.000% due 07/01/2030	130	131
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	2,000	2,782
Palomar Health, California Certificates of Participation Bonds, Series 2009
6.750% due 11/01/2039	1,250	1,390
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,816
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	6,200	5,303

		99,355

COLORADO 1.0%
Colorado Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2040	2,000	2,197
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	691
Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	500	575

		3,463

CONNECTICUT 0.4%
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.875% due 04/01/2039	1,250	1,490

DISTRICT OF COLUMBIA 3.1%
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.5000% due 10/01/2039 (b)	10,000	11,360

FLORIDA 6.5%
Brevard County, Florida Health Facilities Authority Revenue Bonds, Series 2005
5.000% due 04/01/2034	3,480	3,642
Broward County, Florida Airport System Revenue Bonds, Series 2009
5.375% due 10/01/2029	500	576

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% 10/01/2034 due (b)	$4,500	$5,092
Cape Coral, Florida Water & Sewer Revenue Bonds, (AGM Insured), Series 2011
5.000% due 10/01/2041	3,000	3,335
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	330	357
Florida State General Obligation Bonds, Series 2009
5.000% 06/01/2038 due (b)	4,200	4,683
Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2010
8.120% due 10/01/2039 (c)	5,000	5,972

		23,657

GEORGIA 0.6%
Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2006
5.125% due 07/01/2042	1,750	1,763
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	400	405

		2,168

HAWAII 0.5%
Hawaii Pacific Health Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,500	1,737

ILLINOIS 3.6%
Illinois Finance Authority Revenue Bonds, Series 2007
5.875% due 03/01/2027 ^	1,000	80
6.000% due 03/01/2037 ^	625	50
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (b)	5,000	5,720
7.125% due 11/15/2037	400	482
Illinois Finance Authority Revenue Bonds, Series 2010
6.000% due 08/15/2038	1,000	1,118
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	5,000	5,566

		13,016

INDIANA 1.5%
Portage, Indiana Tax Allocation Bonds, Series 2006
5.000% due 07/15/2023	1,000	1,026
5.000% due 01/15/2027	775	791

See Accompanying Notes	SEMIANNUAL REPORT	MARCH 31, 2015	21

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	$2,800	$3,433

		5,250

IOWA 1.0%
Iowa Finance Authority Revenue Bonds, Series 2013
5.250% due 12/01/2025	3,000	3,363
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	76	1
2.700% due 11/15/2046 ^	403	164

		3,528

KENTUCKY 0.6%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	2,000	2,313

LOUISIANA 2.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	1,500	1,785
6.000% due 10/01/2044	1,000	1,195
6.500% due 11/01/2035	400	483
Louisiana Public Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/15/2047	1,700	1,784
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,365

		7,612

MARYLAND 2.3%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 06/01/2035	1,000	1,077
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	700	792
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041	1,000	1,205
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 07/01/2039	3,725	4,138
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 07/01/2045	1,000	1,123

		8,335

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 2.1%
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037	$290	$324
Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056	140	1
6.250% due 11/15/2039	529	513
Massachusetts Housing Finance Agency Revenue Bonds, Series 2003
5.125% due 06/01/2043	4,910	4,912
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	1,600	1,854

		7,604

MICHIGAN 1.4%
Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,500	1,634
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,300	1,630
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	1,500	1,866

		5,130

MISSOURI 0.2%
Jennings, Missouri Revenue Bonds, Series 2006
5.000% due 11/01/2023	250	249
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	500	532

		781

NEVADA 1.5%
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (b)	5,000	5,556

NEW HAMPSHIRE 0.6%
New Hampshire Business Finance Authority Revenue Bonds, Series 2009
6.125% due 10/01/2039	2,000	2,264

NEW JERSEY 5.5%
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
6.500% due 04/01/2028	4,500	5,652

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	$1,000	$1,048
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,339
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,600	1,223
5.000% due 06/01/2041	12,745	9,792

		20,054

NEW MEXICO 0.3%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	1,000	1,117

NEW YORK 20.7%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	9,800	11,558
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,772
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,402
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049	311	25
6.700% due 01/01/2049	863	874
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	10,450	12,441
New York City, New York Water & Sewer System Revenue Bonds, Series 2005
5.000% due 06/15/2037 (b)	4,900	4,938
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (b)	4,000	4,284
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,700	2,119
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,000	11,361
5.000% due 11/15/2044	11,255	12,497
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	3,000	3,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2028	$2,000	$2,416

		74,848

NORTH CAROLINA 1.9%
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	6,000	6,945

OHIO 10.9%
Allen County, Ohio Revenue Bonds, Series 2010
5.000% due 06/01/2038	500	554
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	5,800	4,774
6.500% due 06/01/2047	30,350	27,012
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,500	1,644
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,515

		39,499

PENNSYLVANIA 6.5%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2009
5.625% due 08/15/2039	1,000	1,155
Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2012
5.000% due 11/01/2044	6,600	7,255
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	1,250	599
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	1,000	1,103
6.000% due 07/01/2035	670	734
Dauphin County, Pennsylvania General Authority Revenue Bonds, Series 2009
6.000% due 06/01/2036	1,000	1,170
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	100	114
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.125% due 12/01/2040	3,000	3,297

See Accompanying Notes	SEMIANNUAL REPORT	MARCH 31, 2015	23

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	$5,000	$5,628
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2042	1,645	1,761
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	500	555

		23,371

SOUTH CAROLINA 7.9%
Greenwood County, South Carolina Revenue Bonds, Series 2009
5.375% due 10/01/2039	1,000	1,137
South Carolina State Ports Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040	800	906
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,682
5.500% due 12/01/2053	15,000	17,248
South Carolina State Public Service Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	3,000	3,492

		28,465

TENNESSEE 0.7%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.625% due 10/01/2039	1,250	1,428
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	1,000	1,145

		2,573

TEXAS 17.5%
Central Texas Turnpike System Revenue Bonds, Series 2015
5.000% due 08/15/2037	1,000	1,139
Dallas, Texas Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,300	1,465
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,500	4,982
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Notes, Series 2009
8.070% due 02/01/2017 (c)	6,500	8,224

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	$5,500	$6,197
5.500% due 12/15/2038	5,500	6,272
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	10,800	11,944
5.750% due 01/01/2033	700	775
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	3,000	3,258
5.500% due 09/01/2041	600	719
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	3,000	3,500
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2026	150	179
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	9,600	11,896
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	2,000	2,276
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	594

		63,420

VIRGINIA 0.5%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,149
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	201	6
6.000% due 06/01/2043	621	593

		1,748

WASHINGTON 0.5%
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	1,000	1,234
Washington Health Care Facilities Authority Revenue Bonds, Series 2010
5.500% due 12/01/2039	500	610

		1,844

WEST VIRGINIA 0.3%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	975	1,092

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.7%
University of Wisconsin Hospitals & Clinics Authority Revenue Bonds, Series 2013
5.000% due 04/01/2038	$3,500	$3,912
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	1,000	1,208
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.625% due 04/15/2039	1,000	1,158

		6,278

Total Municipal Bonds & Notes (Cost $499,318)		569,348

SHORT-TERM INSTRUMENTS 1.1%

SHORT-TERM NOTES 1.1%
Fannie Mae
0.071% due 04/27/2015	2,800	2,800

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Federal Home Loan Bank
0.045% due 04/08/2015	$1,300	$1,300

		4,100

Total Short-Term Instruments (Cost $4,100)		4,100

Total Investments in Securities (Cost $503,418)		573,448

Total Investments 158.2% (Cost $503,418)		$573,448

Preferred Shares (52.1%)		(189,000)

Other Assets and Liabilities, net (6.1%)		(21,889)

Net Assets Applicable to Common Shareholders 100.0%		$362,559

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security becomes interest bearing at a future date.
(b)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(a) in the Notes to Financial Statements for more information.
(c)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on March 31, 2015.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$60,268	$0	$60,268
Arizona	0	33,207	0	33,207
California	0	99,355	0	99,355
Colorado	0	3,463	0	3,463
Connecticut	0	1,490	0	1,490
District of Columbia	0	11,360	0	11,360
Florida	0	23,657	0	23,657
Georgia	0	2,168	0	2,168

See Accompanying Notes	SEMIANNUAL REPORT	MARCH 31, 2015	25

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

(Unaudited)

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Hawaii	$0	$1,737	$0	$1,737
Illinois	0	13,016	0	13,016
Indiana	0	5,250	0	5,250
Iowa	0	3,528	0	3,528
Kentucky	0	2,313	0	2,313
Louisiana	0	7,612	0	7,612
Maryland	0	8,335	0	8,335
Massachusetts	0	7,604	0	7,604
Michigan	0	5,130	0	5,130
Missouri	0	781	0	781
Nevada	0	5,556	0	5,556
New Hampshire	0	2,264	0	2,264
New Jersey	0	20,054	0	20,054
New Mexico	0	1,117	0	1,117
New York	0	74,848	0	74,848
North Carolina	0	6,945	0	6,945
Ohio	0	39,499	0	39,499
Pennsylvania	0	23,371	0	23,371
South Carolina	0	28,465	0	28,465
Tennessee	0	2,573	0	2,573
Texas	0	63,420	0	63,420
Virginia	0	1,748	0	1,748
Washington	0	1,844	0	1,844
West Virginia	0	1,092	0	1,092
Wisconsin	0	6,278	0	6,278
Short-Term Instruments
Short-Term Notes	0	4,100	0	4,100

Total Investments	$0	$573,448	$0	$573,448

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Income Fund III

(Unaudited)

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.4%

MUNICIPAL BONDS & NOTES 166.8%

CALIFORNIA 162.8%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	$1,250	$1,402
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	8,000	9,167
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2035	8,100	8,101
6.000% due 06/01/2042	7,000	7,298
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	2,000	1,851
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 10/01/2039 (b)	19,800	22,130
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	500	531
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.000% due 08/15/2038	5,000	5,467
5.250% due 11/15/2040	4,550	5,381
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	4,000	4,656
6.000% due 07/01/2039	4,000	4,664
6.500% due 11/01/2038	500	608
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,300	1,465
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,116
6.000% due 08/15/2042	1,200	1,439
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	8,305	9,366
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	650	739
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	11,193
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	835	1,073

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.250% due 08/01/2040	$1,250	$1,351
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	7,300	8,682
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	5,000	5,734
California State Public Works Board Revenue Bonds, Series 2009
6.000% due 11/01/2034	2,000	2,408
California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,825
California State University Revenue Bonds, Series 2011
5.000% due 11/01/2042	9,200	10,332
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
5.375% due 04/01/2030	945	948
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,100	3,485
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	1,780	2,152
6.750% due 02/01/2038	6,430	7,776
California Statewide Communities Development Authority Revenue Bonds, Series 2006
5.000% due 03/01/2041	4,500	4,647
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	1,300	1,368
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	2,030	2,230
California Statewide Communities Development Authority Revenue Bonds, Series 2010
6.250% due 10/01/2039	500	564
7.500% due 06/01/2042	1,000	1,114
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	11,000	12,214
6.000% due 08/15/2042	1,800	2,159
6.500% due 11/01/2021	365	400
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,220	12,506
5.375% due 05/15/2038	2,000	2,248

See Accompanying Notes	SEMIANNUAL REPORT	MARCH 31, 2015	27

Schedule of Investments PIMCO California Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2043	$1,600	$1,825
Ceres Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2003
5.000% due 11/01/2033	1,150	1,156
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	2,000	2,359
Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.625% due 08/01/2033	1,415	1,415
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 06/01/2045	11,000	11,082
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2045	4,000	4,031
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	31,885	26,988
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2040 (a)	1,000	1,137
5.000% due 06/01/2045 (a)	13,000	14,725
JPMorgan Chase Putters/Drivers Trust, California Revenue Bonds, Series 2009
5.000% due 07/01/2037 (b)	5,000	5,433
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	500	607
Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.750% due 08/01/2033	5,000	5,973
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	2,120	2,404
Los Angeles Community College District, California General Obligation Bonds, Series 2009
11.906% due 08/01/2033 (c)	1,000	1,396
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2015
5.000% due 12/01/2039	1,700	1,954
5.000% due 12/01/2044	1,850	2,112
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.000% due 07/01/2039 (b)	10,000	11,177
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	2,000	2,294
5.000% due 07/01/2043	2,115	2,405
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000	3,451

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2015
5.000% due 07/01/2044	$500	$578
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 01/01/2034 (b)	10,000	11,356
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	3,825	5,319
Malibu, California Certificates of Participation Bonds, Series 2009
5.000% due 07/01/2039	550	613
Manteca Financing Authority, California Revenue Bonds, Series 2009
5.750% due 12/01/2036	1,000	1,200
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	3,000	3,405
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	1,250	1,413
Poway Unified School District, California Special Tax Bonds, Series 2005
5.125% due 09/01/2028	1,875	1,891
Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	5,000	5,643
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,107
Rocklin Unified School District Community Facilities District, California Special Tax Bonds, (NPFGC Insured), Series 2004
5.000% due 09/01/2029	500	502
Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2037	3,000	3,455
San Diego County, California Regional Airport Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,325	1,481
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	6,250	6,854
San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2009
5.250% due 05/15/2039	4,000	4,567
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	2,200	2,499
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	550	628

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California City & County Redevelopment Agency Special Tax Bonds, Series 2013
5.000% due 08/01/2028	$1,505	$1,693
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,500	1,848
San Marcos Public Facilities Authority, California Tax Allocation Bonds, (FGIC Insured), Series 2003
5.000% due 08/01/2033	12,200	12,369
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,000	1,135
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	500	550
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,200	1,398
Torrance, California Revenue Bonds, Series 2001
5.500% due 06/01/2031	2,950	2,958
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,781
Western Municipal Water District Facilities Authority, California Revenue Bonds, Series 2009
5.000% due 10/01/2039	2,000	2,281
Westlake Village, California Certificates of Participation Bonds, Series 2009
5.000% due 06/01/2039	1,000	1,043

		369,281

INDIANA 2.2%
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.750% due 09/01/2042	5,000	5,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.3%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	$1,000	$764

NEW YORK 1.5%
New York City, New York Water & Sewer System Revenue Bonds, Series 2005
5.000% due 06/15/2037 (b)	3,300	3,326

Total Municipal Bonds & Notes (Cost $337,228)		378,446

SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS (d) 3.7%
		8,300

SHORT-TERM NOTES 2.9%
Fannie Mae
0.071% due 04/27/2015	1,800	1,800
Federal Home Loan Bank
0.070% due 05/13/2015	4,900	4,900

		6,700

Total Short-Term Instruments (Cost $15,000)		15,000

Total Investments in Securities (Cost $352,227)		393,446

Total Investments 173.4% (Cost $352,227)		$393,446

Preferred Shares, at Liquidated Value (55.1%)		(125,000)

Other Assets and Liabilities, net (18.3%)		(41,598)

Net Assets Applicable to Common Shareholders 100.0%		$226,848

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(a) in the Notes to Financial Statements for more information.
(c)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on March 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	MARCH 31, 2015	29

Schedule of Investments PIMCO California Municipal Income Fund III (Cont.)

(Unaudited)

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.250%	03/31/2015	04/01/2015	$8,300	U.S. Treasury Notes 2.000% due 08/31/2021	$(8,474)	$8,300	$8,300

Total Repurchase Agreements						$(8,474)	$8,300	$8,300

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SAL	$8,300	$0	$0	$0	$8,300	$(8,474)	$(174)

Total Borrowings and Other Financing Transactions	$8,300	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$369,281	$0	$369,281
Indiana	0	5,075	0	5,075
New Jersey	0	764	0	764
New York	0	3,326	0	3,326
Short-Term Instruments
Repurchase Agreements	0	8,300	0	8,300
Short-Term Notes	0	6,700	0	6,700

Total Investments	$0	$393,446	$0	$393,446

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO New York Municipal Income Fund III

(Unaudited)

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.4%

MUNICIPAL BONDS & NOTES 162.1%

NEW YORK 157.9%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	$1,000	$1,185
Chautauqua Industrial Development Agency, New York Revenue Bonds, Series 2009
5.875% due 04/01/2042	1,500	1,708
Dutchess County, New York Industrial Development Agency Revenue Bonds, Series 2007
5.250% due 01/01/2037	695	638
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	1,000	1,202
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	4,000	4,618
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,717
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2009
5.000% due 11/15/2034	500	573
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2042	2,000	2,252
5.000% due 11/15/2043	4,000	4,502
Monroe County Industrial Development Corp., New York Revenue Bonds, (FHA Insured), Series 2010
5.500% due 08/15/2040	1,500	1,756
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,986
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049	135	11
6.700% due 01/01/2049	375	380
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,590	3,002
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	600	692
7.000% due 03/01/2049	2,200	2,619
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2014
5.000% due 08/01/2043	$2,000	$2,272
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (c)	5,000	5,355
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	1,500	1,691
New York City, New York Water & Sewer System Revenue Bonds, Series 2012
5.000% due 06/15/2047	2,500	2,819
New York Counties Tobacco Trust Revenue Bonds, Series 2001
5.750% due 06/01/2043	2,000	2,012
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	2,400	2,992
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	2,000	2,240
6.375% due 07/15/2049	1,050	1,193
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	4,000	4,687
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,108
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,120
5.500% due 03/01/2039	1,200	1,370
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	500	573
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	250	297
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	1,225	1,459
5.000% due 12/15/2027	2,000	2,391
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	750	873
New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 07/01/2037 (a)	1,000	1,155
New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
4.750% due 06/15/2032	750	807

See Accompanying Notes	SEMIANNUAL REPORT	MARCH 31, 2015	31

Schedule of Investments PIMCO New York Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2042	$1,600	$1,795
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (c)	2,200	2,466
Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	569
5.250% due 05/15/2040	500	565
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	400	456
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	600	711
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (c)	2,000	2,266
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	1,400	1,547
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	4,000	4,031
5.000% due 06/01/2034	100	91
5.125% due 06/01/2042	500	437
Warren & Washington Counties Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2003
5.000% due 12/01/2035	2,000	2,003
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	600	697
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	100	107

		86,287

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 3.2%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	$1,950	$1,736

U.S. VIRGIN ISLANDS 1.0%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
6.000% due 10/01/2039	500	563

Total Municipal Bonds & Notes (Cost $79,908)		88,586

SHORT-TERM INSTRUMENTS 5.3%

REPURCHASE AGREEMENTS (d) 4.4%
		2,400

U.S. TREASURY BILLS 0.9%
0.026% due 04/02/2015 - 06/11/2015 (b)	500	500

Total Short-Term Instruments (Cost $2,900)		2,900

Total Investments in Securities (Cost $82,808)		91,486

Total Investments 167.4% (Cost $82,808)		$91,486

Preferred Shares (58.5%)		(32,000)

Other Assets and Liabilities, net (8.9%)		(4,844)

Net Assets Applicable to Common Shareholders 100.0%		$54,642

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(a) in the Notes to Financial Statements for more information.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

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March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.250%	03/31/2015	04/01/2015	$2,400	U.S. Treasury Notes 2.000% due 08/31/2021	$(2,455)	$2,400	$2,400

Total Repurchase Agreements						$(2,455)	$2,400	$2,400

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SAL	$2,400	$0	$0	$0	$2,400	$(2,455)		$(55)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
New York	$0	$86,287	$0	$86,287
Ohio	0	1,736	0	1,736
U.S. Virgin Islands	0	563	0	563
Short-Term Instruments
Repurchase Agreements	0	2,400	0	2,400
U.S. Treasury Bills	0	500	0	500

Total Investments	$0	$91,486	$0	$91,486

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	MARCH 31, 2015	33

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Fund III, (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on August 20, 2002 as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”). Prior to commencing operations on October 31, 2002, the Funds had no operations other than matters relating to their organization as closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”), and the rules and regulations thereunder. PIMCO Municipal Income Fund III and PIMCO California Municipal Income Fund III are classified and managed as diversified Funds, and PIMCO New York Municipal Fund III is classified and managed as a non-diversified fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Distributions—Common Shares  The Funds intend to declare distributions from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually.

34	PIMCO CLOSED-END FUNDS

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March 31, 2015

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed/(overdistributed) net investment income, accumulated undistributed/(overdistributed) net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(c) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of each Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Funds’ valuation policies, determine in good faith the fair market value of the Funds’ portfolio

SEMIANNUAL REPORT	MARCH 31, 2015	35

Notes to Financial Statements (Cont.)

holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

36	PIMCO CLOSED-END FUNDS

(Unaudited)

March 31, 2015

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service

SEMIANNUAL REPORT	MARCH 31, 2015	37

Notes to Financial Statements (Cont.)

providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

38	PIMCO CLOSED-END FUNDS

(Unaudited)

March 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Tender Option Bond Transactions  The Funds may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction (“TOB”), a Fund sells or causes the sale of, a fixed-rate municipal bond (“Fixed Rate Bond”) to a tender option bond trust (“TOB Trust”) that issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”). The Fund simultaneously, or within a short period of time, purchases the TOB Residual issued by the TOB Trust. The TOB Floater is sold to third-party investors. The cash received by the TOB Trust from the sale of the TOB Floater and TOB Residual, less transaction expenses, is paid to the Fund that sold the Fixed Rate Bond to the TOB Trust. The Fund may then invest this cash in additional securities, generating leverage for the Fund.

The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB Trust agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, a substantial decline in market value of the Fixed Rate Bond or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. Holders of TOB Floaters typically have the option to tender their TOB Floaters to the TOB Trust for redemption at par at each reset date. In such cases, a remarketing agent is engaged to remarket TOB Floaters so tendered.

The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floaters issued” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Fund on an accrual basis and is shown as interest on the Statement of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statement of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

SEMIANNUAL REPORT	MARCH 31, 2015	39

Notes to Financial Statements (Cont.)

The interest rates payable on the TOB Residual purchased by a Fund bear an inverse relationship to the interest rate on the TOB Floater. The TOB Residual is created by dividing the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security and the TOB Residual, which is a long-term security. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation of the underlying Fixed Rate Bond’s value. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, when effective, these rules effectively will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. The results of these rules are not certain, and there can be no assurance that appropriate restructuring of existing trusts will be possible or that the creation of new trusts will continue. Because of the role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules may adversely impact the municipal bond market. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, and PIMCO New York Municipal Income Fund III had average leverage outstanding from the use of tender option bond transactions during the period ended March 31, 2015 of (in thousands) $28,421, $31,474, and $4,933 at weighted average interest rates of 0.92%, 1.36%, and 0.80%, respectively.

(b) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

40	PIMCO CLOSED-END FUNDS

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6. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of

SEMIANNUAL REPORT	MARCH 31, 2015	41

Notes to Financial Statements (Cont.)

portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to a Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, a Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to a Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to

42	PIMCO CLOSED-END FUNDS

(Unaudited)

March 31, 2015

Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

Management Fee  Pursuant to an Investment Management Agreement with PIMCO (the “Agreement”), subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.705% of PIMCO Municipal Income Fund III’s average daily net assets, inclusive of daily net assets attributable to any preferred shares that were outstanding, 0.715% of PIMCO California Municipal Income Fund III’s average daily net assets, inclusive of daily net assets attributable to any preferred shares that were outstanding and 0.860% of PIMCO New York Municipal Fund III’s average daily net assets, inclusive of daily net assets attributable to any preferred shares that were outstanding.

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of

SEMIANNUAL REPORT	MARCH 31, 2015	43

Notes to Financial Statements (Cont.)

reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Each of the Independent Trustees of the Funds also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM serves as investment advisor.

Each Independent Trustee receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

8. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

44	PIMCO CLOSED-END FUNDS

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Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Portfolio Name	Purchases	Sales
PIMCO Municipal Income Fund III	$2,518	$0
PIMCO California Municipal Income Fund III	3,821	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Municipal Income Fund III	$0	$0	$22,847	$3,895
PIMCO California Municipal Income Fund III	0	0	46,987	31,172
PIMCO New York Municipal Income Fund III	0	0	6,769	5,772

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	MARCH 31, 2015	45

Notes to Financial Statements (Cont.)

11. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the six months ended March 31, 2015, the annualized dividend rates on the ARPS ranged from:

	Shares Issued and Outstanding	High	Low	As of March 31, 2015

PIMCO Municipal Income Fund III
Series A	1,512	0.166%	0.077%	0.099%
Series B	1,512	0.166%	0.077%	0.088%
Series C	1,512	0.166%	0.066%	0.099%
Series D	1,512	0.150%	0.077%	0.099%
Series E	1,512	0.166%	0.083%	0.099%

PIMCO California Municipal Income Fund III
Series A	2,500	0.166%	0.077%	0.088%
Series B	2,500	0.150%	0.077%	0.099%

PIMCO New York Municipal Income Fund III
Series A	1,280	0.166%	0.077%	0.099%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate—defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade

46	PIMCO CLOSED-END FUNDS

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Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal)—multiplied by 110%. As of March 31, 2015, the current multiplier for calculating the maximum rate is 110%. The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Municipal Income Fund III	$503,418	$73,583	$(3,553)	$70,030
PIMCO California Municipal Income Fund III	352,227	42,479	(1,260)	41,219
PIMCO New York Municipal Income Fund III	82,808	8,866	(188)	8,678

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

SEMIANNUAL REPORT	MARCH 31, 2015	47

Notes to Financial Statements (Cont.)

(Unaudited)

March 31, 2015

On April 1, 2015, the following distributions were declared to common shareholders payable May 1, 2015, to shareholders of record on April 13, 2015:

Municipal Income Fund III	$0.0623 per common share
California Municipal Income Fund III	$0.0600 per common share
New York Municipal Income Fund III	$0.0525 per common share

On May 1, 2015, the following distributions were declared to common shareholders payable June 1, 2015, to shareholders of record on May 11, 2015:

Municipal Income Fund III	$0.0623 per common share
California Municipal Income Fund III	$0.0600 per common share
New York Municipal Income Fund III	$0.0525 per common share

There were no other subsequent events identified that require recognition or disclosure.

48	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SAL	Citigroup Global Markets, Inc.

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration
AGM	Assured Guaranty Municipal	IBC	Insured Bond Certificate
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
BABs	Build America Bonds

SEMIANNUAL REPORT	MARCH 31, 2015	49

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

The Funds held their annual meetings of shareholders on December 18, 2014. Common/Preferred shareholders voted as indicated below:

PIMCO California Municipal Income Fund III	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	19,666,384	432,961
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting for the 2017-2018 fiscal year	19,545,443	553,902
Re-election of John C. Maney† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	19,606,552	492,793

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Municipal Income Fund III	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	28,000,025	1,009,359
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting for the 2017-2018 fiscal year	27,656,828	1,352,556
Re-election of John C. Maney† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	27,997,054	1,012,330

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO New York Municipal Income Fund III	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	4,752,646	228,035
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting for the 2017-2018 fiscal year	4,761,268	219,413
Re-election of John C. Maney† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	4,761,254	219,427

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

50	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III.

CEF4008SAR_033115

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Municipal Income Fund III

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	May 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	May 28, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer, Principal Financial & Accounting Officer

Date:	May 28, 2015